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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): February 16, 1999 (February
                                   11, 1999)



                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                                25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN            46545-3440
(Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:        219-273-7000

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ITEM 5.  OTHER EVENTS


National Steel Corporation issued press releases on February 11, 1999 and February 16, 1999 announcing the following actions:

     (1)  Board of Directors declared a quarterly common stock dividend.

     (2)  National Steel Corporation announces a $175 million bond offering.

Copies of these press releases are attached hereto as Exhibit 99.1 and 99.2 respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated February 11, 1999 declaring a quarterly common stock dividend.

Exhibit 99.2   Press release dated February 16, 1999 announcing a bond offering.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  February 16, 1999         By:  /s/ Glenn H. Gage
                                      -----------------
                                      Glenn H. Gage
                                      Senior Vice President and Chief Financial
                                       Officer